T.A.S. HOLDINGS, LLC AND SUBSIDIARIES

Audits of Consolidated Financial Statements
and
Supplementary Information

December 31, 2014 and 2013

LaPorte
CPAs & BUSINESS ADVISORS

Contents

LaPorte, APAC
1770 St. James Place | Suite 250
Houston, TX 77056
713.963.8008 | Fax 713.963.9052
LaPorte.com

Independent Auditor's Report

To the Members
T.A.S. Holdings, LLC and Subsidiaries
Houston, Texas

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of T.A.S. Holdings, LLC and Subsidiaries (the "Company") which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of income, members' equity and cash flows for the years then ended and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amount and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a reasonable basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of T.A.S. Holdings, LLC and Subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

LaPorte

A Professional Accounting Corporation

Houston, Texas
March 31, 2015

T.A.S. HOLDINGS, LLC AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2014 and 2013

	2014	2013
Assets		
Current Assets		
Cash and Cash Equivalents	$ 1,137,721	$ 1,714,877
Contracts Receivables, Net	65,089,214	48,408,003
Other Receivables	1,387,509	1,726,971
Note Receivable	216,944	218,023
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	2,316,188	1,721,638
Prepaid Expenses and Deposits	377,207	366,520
Total Current Assets	70,524,783	54,156,032
Property and Equipment		
Automobiles and Trucks	1,549,345	1,462,696
Construction Equipment	27,444,776	23,417,934
Furniture and Office Equipment	2,535,112	2,299,431
Leasehold Improvements	322,525	322,525
	31,851,758	27,502,586
Less: Accumulated Depreciation	23,655,320	22,686,900
Total Property and Equipment	8,196,438	4,815,686
Other Assets		
Accounts Receivable - Affiliated Companies	24,049	20,640
Memberships and Other Investments	102,848	86,873
Cash Surrender Value Life Insurance	137,223	-
Other Intangibles	77,406	59,050
Goodwill	14,689,577	14,689,577
Total Other Assets	15,031,103	14,856,140
Total Assets	$ 93,752,324	$ 73,827,858

The accompanying notes are an integral part of these consolidated financial statements.

T.A.S. HOLDINGS, LLC AND SUBSIDIARIES
Consolidated Balance Sheets (Continued)
December 31, 2014 and 2013

		2014		2013
Liabilities and Members' Equity				
Current Liabilities				
Notes Payable - Revolving Line of Credit	$	1,041,000	$	4,893,000
Current Maturities of Long-Term Debt		4,788,111		572,300
Accounts Payable - Trade		16,761,725		12,075,031
Accrued Liabilities		5,341,165		4,932,790
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts		10,971,137		6,806,217
Total Current Liabilities		38,903,138		29,279,338
Long-Term Debt, Net of Current Maturities		14,213,504		1,657,712
Subordinated Long-Term Debt-Related Party		-		10,000,000
Deferred Compensation		486,857		342,500
Total Liabilities		53,603,499		41,279,550
Commitments and Contingencies		-		-
Members' Equity		40,148,825		32,548,308
Total Liabilities and Members' Equity	$	93,752,324	$	73,827,858

The accompanying notes are an integral part of these consolidated financial statements.

T.A.S. HOLDINGS, LLC AND SUBSIDIARIES
Consolidated Statements of Income
For the Years Ended December 31, 2014 and 2013

	2014	2013
Contract Revenues Earned	$ 236,244,855	$ 195,475,976
Costs of Contract Revenues	199,159,621	165,848,342
Gross Profit on Contracts	37,085,234	29,627,634
General and Administrative Expenses	14,076,404	13,158,209
Depreciation and Amortization	2,109,277	1,632,995
Total Expenses	16,185,681	14,791,204
Income from Operations	20,899,553	14,836,430
Other Income (Expense)		
Interest Expense	(1,121,165)	(1,117,939)
Other Income	1,402,129	1,842,421
Net Income	$ 21,180,517	$ 15,560,912

The accompanying notes are an integral part of these consolidated financial statements.

T.A.S. HOLDINGS, LLC AND SUBSIDIARIES
Consolidated Statements of Members' Equity
For the Years Ended December 31, 2014 and 2013

	2014	2013
Balance at January 1,	**$ 32,548,308**	$ 26,558,488
Distributions	**(13,580,000)**	(9,571,092)
Net Income	**21,180,517**	15,560,912
Balance at December 31,	**$ 40,148,825**	$ 32,548,308

The accompanying notes are an integral part of these consolidated financial statements.

T.A.S. HOLDINGS, LLC AND SUBSIDIARIES
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2014 and 2013

	2014	2013
Cash Flows from Operating Activities		
Net Income	$ 21,180,517	$ 15,560,912
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities		
Depreciation and Amortization	2,109,277	1,632,995
Gain on Disposition of Assets	(323,922)	(509,688)
Changes in Assets and Liabilities		
Increase in Receivables	(16,344,080)	(1,969,022)
Increase in Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	(594,550)	(352,639)
Decrease (Increase) in Prepaid Expenses and Deposits	2,071	(129,776)
Increase in Other Assets	(28,735)	(8,062)
Increase in Accounts Payable - Trade	4,686,695	396,049
Increase in Accrued Liabilities	408,378	2,512,616
Increase in Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	4,164,920	880,614
Increase (Decrease) in Deferred Compensation	144,357	(57,465)
Net Cash Provided by Operating Activities	15,404,928	17,956,534
Cash Flows from Investing Activities		
Purchase of Property and Equipment	(5,499,282)	(4,007,435)
Purchase of Licensing Fee	(37,500)	(75,000)
Increase in Cash Surrender Value of Life Insurance	(137,223)	-
Proceeds from Disposition of Assets	352,319	541,351
Net Cash Used in Investing Activities	(5,321,686)	(3,541,084)
Cash Flows from Financing Activities		
Proceeds from Long-Term Debt	18,675,954	2,191,761
Repayment of Long-Term Debt	(11,904,352)	(2,428,430)
Net Change-Revolving Line of Credit	(3,852,000)	(2,939,000)
Capital Distributions	(13,580,000)	(9,571,092)
Net Cash Used in Financing Activities	(10,660,398)	(12,746,761)
Net Change in Cash and Cash Equivalents	(577,156)	1,668,689
Cash and Cash Equivalents, Beginning of Year	1,714,877	46,188
Cash and Cash Equivalents, End of Year	$ 1,137,721	$ 1,714,877
Supplemental Cash Flow Information		
Cash Paid During the Year for Interest	$ 1,339,108	$ 1,092,574

The accompanying notes are an integral part of these consolidated financial statements.

Note 1. Summary of Significant Accounting Policies

Nature of Business

T.A.S. Holdings, LLC and Subsidiaries (the "Company") is engaged principally in turnkey light-commercial and structural concrete services for the commercial market primarily in the Houston and Dallas/Fort Worth areas in Texas.

Basis of Accounting

The Company maintains its accounts on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. Accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position, results of operations and cash flows are summarized below:

Principles of Consolidation

The consolidated financial statements include the accounts of T.A.S Holdings, LLC and its wholly-owned subsidiaries; T.A.S. Commercial Concrete Construction, LLC; T.A.S. Proco, LLC and T.A.S. Commercial Concrete Solutions, LLC. All significant intercompany transactions have been eliminated.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash in banks and highly liquid investments with maturities of three months or less, and are stated at cost which approximates market.

Revenue and Cost Recognition

The Company recognizes revenues from fixed price construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. That method is used because management considers total cost to be the best available measure of progress on the contracts. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Contract costs include all direct material and labor costs and those indirect costs to contract performance, such as indirect labor, supplies, tools and repairs. Operating costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

The asset, "Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts," represents billings in excess of revenues recognized.

Note 1. Summary of Significant Accounting Policies (Continued)

Contract Receivables

Contract receivables are recorded when invoices are issued and are presented in the balance sheets net of the allowance for doubtful accounts. The Company provides an allowance for doubtful accounts when collection of an account is considered doubtful and receivables are written off against the allowance when deemed uncollectible. Inherent in the assessment of the allowance for doubtful accounts are certain judgments and estimates including, among others, customer's willingness or ability to pay, general economic and market conditions, and ongoing relationship with the customers.

Contract Retainage

Many of the contracts under which the Company performs work contain retainage provisions. Retainage refers to that portion of billings made by the Company but held for payment by the customer pending satisfactory completion of the project. Unless reserved, the Company assumes that all amounts retained by customers under such provisions are fully collectible. Retainage on active contracts is classified as a current asset regardless of the term of the contract. Retainage is generally collected within one year of the completion of a contract.

Property and Equipment

Property and equipment in excess of $2,000 are stated at cost. Depreciation expense is computed on the straight-line method based on the estimated useful lives of the equipment. Useful lives are generally three to seven years. At the time of a retirement or sale, the related cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is recorded in income. Maintenance and repairs are charged to expense as incurred. Renewals and betterments, expenditures which generally increase the value of the property or equipment or extend its useful life, are capitalized.

Income Taxes

The Company has elected to be treated as a partnership for federal income tax purposes. The members are liable for individual income taxes based on the consolidated taxable earnings of the Company on their individual income tax returns. Therefore, no income tax expense appears in these consolidated financial statements.

The Company has adopted FASB ASC 740-10-25, *Accounting for Uncertainty in Income Taxes.* The Company will record a liability for uncertain tax positions when it is more likely than not that a tax position would not be sustained if examined by the taxing authority. The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law, and new authoritative rulings.

The Company's evaluation on December 31, 2014 revealed no uncertain tax positions that would have a material impact on the consolidated financial statements. The 2011 through 2013 tax years remain subject to examination by various taxing authorities. The Company does not believe that any reasonably possible changes will occur within the next twelve months that will have a material impact on the consolidated financial statements.

Note 1. Summary of Significant Accounting Policies (Continued)

Use of Estimates in the Preparation of Consolidated Financial Statements

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

As reported, the Company follows the percentage-of-completion method of accounting for contracts that extend beyond one reporting period. While management believes that these estimates accurately reflect the status of contracts in progress as of December 31, 2014 and 2013, the inherent difficulties in estimating the actual percentage-of-completion could cause reported amounts of contract income recognized on the consolidated statements of income, the aggregate of costs incurred and income recognized on uncompleted contracts in excess of related billings, and the aggregate of billings on uncompleted contracts in excess of related costs incurred and income recognized as shown on the consolidated balance sheet, to vary.

Goodwill

The Company has classified as goodwill the excess of the purchase price over the fair value of net assets of businesses acquired. In accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification "ASC" 350, *Accounting for Goodwill* requires that the balance of purchased goodwill be evaluated annually to determine whether the amount reflected on the balance sheet as an asset has been impaired. The company may elect an accounting alternative to (1) amortize goodwill on a straight-line basis over the useful life of the primary asset acquired in a business combination but not to exceed ten years and (2) test goodwill for impairment either at the entity wide-level or at the reporting united level only when a triggering events occurs indicating that the fair value of an entity or reporting unit may be below its carrying amount. The company elected to test goodwill for impairment. If the estimated fair value of the goodwill is less than its carrying amount, then the goodwill is considered impaired and a write-down to fair value is recognized. The Company believes that no impairment of goodwill is warranted at December 31, 2014 and 2013, respectively.

Insurance Programs

The Company purchases comprehensive general liability, automobile liability, and workers' compensation insurance coverage. The Company is fully insured under these policies and is only exposed to the extent of its deductibles. Occasionally the Company may pay small claims outside of its workers' compensation insurance policies, however historically these amounts have not been significant.

Members' Equity

The Company has three classes of units of participation: Class A Common Units, Class B Common Units and Class C Preferred Units. At December 31, 2014, there were 40,000 Class A Common Units, 60,000 Class B Common Units and 25,000 Class C Preferred Units issued and outstanding. Class A and Class B Common Units have equal voting rights and Class C Preferred Units do not have voting rights.

Note 1. Summary of Significant Accounting Policies (Continued)

Advertising

The Company expenses all advertising costs as incurred. The Company expensed $103,743 and $81,558 in 2014 and 2013, respectively.

Note 2. Contracts Receivables

The composition of contracts receivables at December 31, 2014 and 2013 was as follows:

		2014		2013
Billed Receivables				
Contracts in Progress	$	42,764,375	$	32,546,286
Completed Contracts		4,651,450		5,208,638
Retainage		19,143,982		11,788,687
Less: Allowance for Doubtful Accounts		(1,470,593)		(1,135,608)
Total Contracts Receivables	$	65,089,214	$	48,408,003

There were no amounts included in retainage at December 31, 2014 that are expected to be collected after December 31, 2015.

Note 3. Costs and Estimated Earnings on Uncompleted Contracts

The components of costs and estimated earnings at December 31st are as follows:

		2014		2013
Costs Incurred on Uncompleted Contracts	$	209,707,636	$	142,106,358
Estimated Earnings on Uncompleted Contracts		39,566,183		24,322,042
		249,273,819		166,428,400
Less: Billings to Date		257,928,768		171,512,979
Total	$	(8,654,949)	$	(5,084,579)

Included in the accompanying consolidated balance sheets under the following captions:

		2014		2013
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	$	2,316,188	$	1,721,638
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts		(10,971,137)		(6,806,217)
Total	$	(8,654,949)	$	(5,084,579)

Note 4. Notes Payable and Long-Term Debt

The Company has a $20,000,000 borrowing facility with a bank under a revolving credit agreement bearing interest at the 90 day LIBOR rate plus 3% for December 31, 2014 and December 31, 2013. The facility extends to December 31, 2015. The amount of borrowings available under the credit facility are redetermined monthly based upon adjusted accounts receivables and other required information; and were $18,959,000 as of December 31, 2014. Advances under the agreement are secured by all present and future accounts receivable, chattel paper documents, deposit accounts and general intangibles, equipment, furniture and fixtures and the face values of the Company President's life insurance policy of $6,000,000. The line of credit agreement contains covenants regarding certain financial statement amounts, ratios and activities of the Company. At December 31, 2014, the Company believes it was in compliance with all such covenants.

Notes payable and long-term debts consist of the following:

	2014	2013
Line of Credit		
Revolving line of credit, due to bank, interest at Bank's 90 day LIBOR rate plus 3.0% at December 31, 2014 and December 31, 2013.	**$ 1,041,000**	$ 4,893,000
Long-Term Debt		
Notes payables to banks collateralized by equipment, payable in monthly installment of $109,564 at interest rates ranging from 0% to 6.45% with maturity dates from 2014 to 2019.	**4,880,296**	2,230,012
Notes payables to banks, payable in monthly installment of $339,815 at interest rate of 4.11% with maturity dates on September 26,2018.	**14,121,319**	-
Total Long-Term Debt	**19,001,615**	2,230,012
Less: Current Maturities	**(4,788,111)**	(572,300)
Long-Term Debt, Net of Current Maturities	**$ 14,213,504**	$ 1,657,712

Note 4. Notes Payable and Long-Term Debt (Continued)

Subordinated Debt

The following are subordinated notes payable due to the Company's President at December 31, 2014 and 2013, respectively.

		2014		2013
Note payable maturing in 2015, with monthly interest-only payments of 9%.	**$**	**-**	$	10,000,000
Total Subordinated Long-Term Debt		**-**		10,000,000
Less: Current Maturities		**-**		-
Subordinated Long-Term Debt, Net of Current Maturities	**$**	**-**	$	10,000,000

Principal payments on notes payable and long-term debt are due as follows:

Year Ending December 31,		Amount
2015	$	4,788,111
2016		4,907,774
2017		5,056,309
2018 and thereafter		4,249,421
Total	$	19,001,615

Note 5. Related Party Transactions

The following are related party transactions with companies in which the Company's President owns an interest:

		2014		2013
100% Interest:				
Purchases and Rentals	**$**	**1,493,221**	$	1,232,666
Accounts Payable	**$**	**77,736**	$	114,256
Interest Expense	**$**	**675,000**	$	900,000
99% Interest:				
Rent	**$**	**1,070,425**	$	1,059,765
Subordinated Debt	**$**	**-**	$	10,000,000
Accounts Receivable	**$**	**22,808**	$	20,640

Note 6. Commitments and Contingencies

The Company entered into a fully insured insurance policy effective July, 2009. The previous policy was a high deductable plan with a $200,000 deductible limit per occurrence with no aggregate.

Note 6. Commitments and Contingencies (Continued)

The Company accrues for claim exposures, which are probable, and can be reasonably estimated. Under this arrangement, the Company has no requirement by the insurance carrier to obtain a Letter of Credit for the years ended December 31, 2014 and 2013, respectively.

The Company enters into contracts that often contain provisions relating to the following matters:

- Warranty, requiring achievement of acceptance and performance testing levels;
- Liquidated damages, if the project does not meet predetermined completion dates; and
- Penalties or liquidated damages for failure to meet other cost or project performance measures.

The Company also periodically has claims from customers as well as vendors, subcontractors, and others which are considered in determining the gross profit on certain contracts subject to negotiation with these parties and/or subject to litigation.

Note 7. Concentration of Risk

The Company's revenues are generated through contracts with major building contractors primarily in the Houston and Dallas/Fort Worth areas in Texas. The Company performs credit evaluations of these contractors and requires no collateral from them. Contract revenue of $48,930,000 and $37,143,000 for the years ended December 31, 2014 and 2013, respectively and accounts receivable (including retainage) of $10,676,795 and $11,580,190 at December 31, 2014 and 2013, respectively was attributable to contracts with two major customers in 2014 and 2013. Major customers include customers with revenues the company has earned in excess of five percent of total contract revenues for the year.

The Company purchases concrete materials from several suppliers. Accounts payable of $8,309,977 and $6,460,961 for the years ended December 31, 2014 and 2013, respectively, were attributable to one supplier. Management believes the loss of this major supplier could, in the short-term, have an adverse effect on its operations.

The Company primarily transacts business with one financial institution. At various times during the year the amount on deposit in that one institution exceeded the $250,000 federally insured limit. Management periodically assesses the financial condition of the financial institution and believes that any possible credit risk is minimal.

Note 8. Fair Value of Financial Instruments

Accounts receivable, accounts payable, long-term debt and capital lease obligations are the Company's financial instruments which require disclosure under FASB Accounting Standards Codifications ("ASC") 825 (formerly referenced as Statement of Financial Accounting Standards ("SFAS") No. 107), "Disclosures about Fair Value Instruments". Their estimated fair values are substantially equal to their recorded book values at December 31, 2014 and 2013, respectively.

Note 9. Employee Benefit Plans

In 2011, the Company adopted a multiple employer defined contribution plan under section 401(k) of the Internal Revenue Code. The 401(k) plan is available only to eligible employees in certain job classifications. Matching contributions were $-0- for the years ended December 31, 2014 and 2013, respectively.

Note 10. Operating Lease Agreements

The Company leases some of its offices and warehouse under operating leases from an entity in which its President has a majority interest. These leases require monthly payments of $69,000 during the first thirty months with lease payments escalating by 3% at the end of every thirty month term. The Company made lease payments of $878,425 and $867,765 and for the years ended December 31, 2014 and 2013, respectively.

The Dallas/Fort Worth operation also leases office space under an operating lease from an unrelated party. The lease expires on April 30, 2020, and requires monthly payments of $11,909 during the first 12 months and monthly payments increase by $674 per month on each anniversary date for the remainder of the lease.

Minimum future payments under non-cancelable operating leases having remaining terms in excess of one year as of December 31, 2014, and for each of the next five years and thereafter in the aggregate are as follows:

Year Ending December 31,	Amount
2015	$ 1,050,501
2016	1,074,476
2017	1,078,072
2018	1,094,785
2019	1,106,081
Thereafter through 2028	8,322,433
Total	$ 13,726,348

Rent expense totaled $1,066,172 and $1,047,408 in 2014 and 2013, respectively.

Note 11. Litigation

The Company is involved in various legal proceedings and claims that arise in the ordinary course of business. Generally, matters where the Company is named as defendant are covered or partially covered by insurance. While the resolution of these matters cannot be predicted with certainty, management believes that the final outcome of such matters, individually or in the aggregate, will not have a material adverse effect on the Company's consolidated financial statements.

Note 12. Subsequent Events

The Company has evaluated subsequent events through March 31, 2015, the date that the consolidated financial statements were available to be issued, in accordance with ASC 855. There were no material subsequent events that require recognition or additional disclosure in these consolidated financial statements. No other subsequent events occurring after this date have been evaluated for inclusion in these consolidated financial statements.

Supplementary Information

LaPorte
CPAs & BUSINESS ADVISORS

LaPorte, APAC
1770 St. James Place | Suite 250
Houston, TX 77056
713.963.8008 | Fax 713.963.9052
LaPorte.com

Independent Auditor's Report on Supplementary Information

To the Members
T.A.S. Holdings, LLC and Subsidiaries
Houston, Texas

We have audited the consolidated financial statements of T.A.S. Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2014 and 2013, and have issued our report thereon, dated March 31, 2015, which contained an unmodified opinion on those consolidated financial statements. Our audits were performed for the purpose of forming an opinion on the consolidated financial statements as a whole. We have not performed any procedures with respect to the audited consolidated financial statements subsequent to March 31, 2015.

The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

LaPorte

A Professional Accounting Corporation

Houston, Texas
March 31, 2015

T.A.S. HOLDINGS, LLC AND SUBSIDIARIES **Schedule I**
Consolidating Balance Sheet
For the Year Ended December 31, 2014

	T.A.S. Commercial Concrete Construction, LLC	T.A.S. Proco, LLC	T.A.S. Commercial Concrete Solutions, LLC	T.A.S. Holdings, LLC	Eliminating Entries	T.A.S. Holdings, LLC and Subsidiaries
Assets						
Current Assets						
Cash and Cash Equivalents	$ 1,126,883	$ -	$ -	$ 10,838	$ -	$ 1,137,721
Contracts Receivables, Net	65,089,214	-	-	-	-	65,089,214
Other Receivables	1,108,303	308,657	(29,451)	-	-	1,387,509
Note Receivable	216,944	-	-	-	-	216,944
Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts	2,316,188	-	-	-	-	2,316,188
Prepaid Expenses and Deposits	364,248	12,959	-	-	-	377,207
Total Current Assets	70,221,780	321,616	(29,451)	10,838	-	70,524,783
Property and Equipment						
Automobiles and Trucks	1,549,345	-	-	-	-	1,549,345
Construction Equipment	18,880,725	8,564,051	-	-	-	27,444,776
Furniture and Office Equipment	2,533,149	1,963	-	-	-	2,535,112
Leasehold Improvements	322,525	-	-	-	-	322,525
	23,285,744	8,566,014	-	-	-	31,851,758
Less: Accumulated Depreciation	17,509,142	6,146,178	-	-	-	23,655,320
Total Property and Equipment	5,776,602	2,419,836	-	-	-	8,196,438
Other Assets						
Due from Affiliated Companies	24,049	-	-	-	-	24,049
Memberships and Other Investments	14,394	-	-	88,454	-	102,848
Cash Surrender Value Life Insurance	137,223	-	-	-	-	137,223
Other Intangibles	77,406	-	-	-	-	77,406
Goodwill	14,689,577	-	-	-	-	14,689,577
Total Other Assets	14,942,649	-	-	88,454	-	15,031,103
Investments in Subsidiaries	(1,205,874)	-	-	39,973,904	(38,768,030)	-
Total Assets	$ 89,735,157	$ 2,741,452	$ (29,451)	$ 40,073,196	$ (38,768,030)	$ 93,752,324

See independent accountant's report on supplemental information.

T.A.S. HOLDINGS, LLC AND SUBSIDIARIES
Consolidating Balance Sheet (Continued)
For the Year Ended December 31, 2014

Schedule I

	T.A.S. Commercial Concrete Construction, LLC	T.A.S. Proco, LLC	T.A.S. Commercial Concrete Solutions, LLC	T.A.S. Holdings, LLC	Eliminating Entries	T.A.S. Holdings, LLC and Subsidiaries
Liabilities and Members' Equity						
Current Liabilities						
Notes Payable - Revolving Line of Credit	$ 1,041,000	$ -	$ -	$ -	$ -	$ 1,041,000
Current Maturities of Long-Term Debt	4,379,156	408,955	-	-	-	4,788,111
Accounts Payable - Trade	15,163,691	1,585,118	12,916	-	-	16,761,725
Accrued Liabilities	4,374,285	527,324	439,556	-	-	5,341,165
Billings in Excess of Costs and Estimated Earnings on Uncompleted Contracts	10,971,137	-	-	-	-	10,971,137
Intercompany Liabilities	536,299	75,628	(536,299)	(75,628)	-	-
Total Current Liabilities	36,465,568	2,597,025	(83,827)	(75,628)	-	38,903,138
Long-Term Debt, Net of Current Maturities	12,941,244	1,272,260	-	-	-	14,213,504
Deferred Compensation	486,857	-	-	-	-	486,857
Total Liabilities	49,893,669	3,869,285	(83,827)	(75,628)	-	53,603,499
Members' Equity	39,841,488	(1,127,833)	54,376	40,148,824	(38,768,030)	40,148,825
Total Liabilities and Members' Equity	$ 89,735,157	$ 2,741,452	$ (29,451)	$ 40,073,196	$ (38,768,030)	$ 93,752,324

See independent accountant's report on supplemental information.

T.A.S. HOLDINGS, LLC AND SUBSIDIARIES
Consolidating Statement of Income
For the Year Ended December 31, 2014

Schedule II

	T.A.S. Commercial Concrete Construction, LLC	T.A.S. Proco, LLC	T.A.S. Commercial Concrete Solutions, LLC	T.A.S. Holdings, LLC	Eliminating Entries	T.A.S. Holdings, LLC and Subsidiaries
Contract Revenues Earned	$ 236,244,855	$ 80,543,447	$ -	$ -	$ (80,543,447)	$ 236,244,855
Costs of Contract Revenues	200,227,066	79,476,002	-	-	(80,543,447)	199,159,621
Gross Profit on Contracts	36,017,789	1,067,445	-	-	-	37,085,234
General and Administrative Expenses	13,906,816	169,588	-	-	-	14,076,404
Depreciation and Amortization	1,543,130	566,147	-	-	-	2,109,277
Income from Operations	20,567,843	331,710	-	-	-	20,899,553
Other Income (Expense)						
Interest Expense	(1,057,587)	(63,578)	-	-	-	(1,121,165)
Other Income	105,353	1,283,505	-	13,271	-	1,402,129
Net Income	$ 19,615,609	$ 1,551,637	$ -	$ 13,271	$ -	$ 21,180,517

See independent accountant's report on supplemental information.

T.A.S. HOLDINGS, LLC AND SUBSIDIARIES
Consolidating Statement of Members' Equity
For the Year Ended December 31, 2014

Schedule III

	T.A.S. Commercial Concrete Construction, LLC	T.A.S. Proco, LLC	T.A.S. Commercial Concrete Solutions, LLC	T.A.S. Holdings, LLC	Eliminating Entries	T.A.S. Holdings, LLC and Subsidiaries
Balance, Beginning of Year	$ 32,269,759	$ 792,962	$ 54,376	$ 32,548,307	$ (33,117,096)	$ 32,548,308
Distributions	(13,580,000)	(3,472,432)	-	(13,580,000)	17,052,432	(13,580,000)
Net Income	19,615,609	1,551,637	-	13,271	-	21,180,517
Equity Income from Subsidiaries	1,536,120	-	-	21,167,246	(22,703,366)	-
Balance, End of Year	$ 39,841,488	$ (1,127,833)	$ 54,376	$ 40,148,824	$ (38,768,030)	$ 40,148,825

See independent accountant's report on supplemental information.